SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 22, 2006

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10043

(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.
Exhibits:

Exhibit No.	Description

1.01	Selling Agency Agreement dated November 22, 2006 by and among Citigroup Funding Inc. (the “Company”), Citigroup Inc. and Citigroup Global Markets Inc., relating to the offer and sale of the Company’s Index Warrants, Series W-A.

4.01	Warrant Agreement dated November 22, 2006 by and among the Company, Citigroup Inc. and U.S. Bank National Association, as warrant agent.

4.02	Form of Global Warrant evidencing the Index Warrants, Series W-A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2006	CITIGROUP INC.
	By:	/s/ Charles E. Wainhouse
		Name:	Charles E. Wainhouse
		Title:	Assistant Treasurer